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                                                                    Exhibit 10.9
                                  LEASE AGREEMENT


THIS LEASE, is executed at Hillsborough County, Florida this thirteenth day of August 1996, by and between Raymond J. and Jean A. Prossen (the "Landlord") and Don Nelson, C.E.O. of Bright Technologies, Inc. (the "Tenant").

1.   DESCRIPTION OF PREMISES

        1.01 Landlord hereby leases to Tenant and Tenant leases from Landlord on the terms, convenants and conditions set forth herein, those premises shown on Exhibit "A" attached hereto, (the "Leased Premises"), located in the building, the location of which is indicated on Exhibit "A" attached hereto (the "Building"). The Leased Premises are located at: 6604 Harney Road, Suite E, Tampa, Florida.

2.   TERM

        2.01 The term of this Lease shall commence on October 1, 1996, (the "Commencement Date") and shall end at midnight on the date which is three (3) full years from the Commencement Date or, if the Commencement Date is not the first day of a calendar month, from the first day of the calendar month next succeeding the Commencement Date. As used herein the term "Lease Year" shall mean each year of the term commencing on the Commencement Date and ending at the expiration of twelve calendar months thereafter.

3.   RENT

        During the full term of this Lease, Tenant shall pay Landlord at its place of business set forth herein or at such place as Landlord may designate, without notice, demand, reduction, setoff or any defense, a total rental (the "Annual Rent") consisting of the sum total of the following:

        3.01  MINIMUM ANNUAL RENT
        Tenant shall pay a minimum annual rent (the "Minimum Annual Rent") of Nineteen Thousand Four Hundred Forty Dollars and No/100 ($19,440.00). The foregoing shall be payable in equal monthly installments of One Thousand Six Hundred Twenty Dollars and No/100 ($1,620.00) plus applicable taxes in advance on or before the first day of each month. If the Commencement Date is a date other than the first day of a calendar month, the first monthly installment of Minimum Annual Rental shall be prorated daily from such date to the first day of the next calendar month and payable in advance.

4.   SALES TAX

        4.01 Tenant agrees to pay Landlord any sales or use tax or excise tax imposed or levied against the rent of any other charge or payment required hereunder to be made by virtue of the renting of the premises which has been imposed or levied by any governmental body having jurisdiction thereof. The current State of Florida sales tax is six and one-half percent (6.5%).

5.   SECURITY DEPOSIT

        5.01 Tenant has this day deposited with Landlord the sum of Three Thousand Two Hundred Forty Dollars and No/100 ($3,240.00) as security deposit for the full and faithful performance by Tenant of all the terms, convenants and conditions of this Lease upon Tenant's part to be performed, which said sum shall be returned to Tenant after the time fixed as the expiration of the term herein, provided Tenant has fully and faithfully carried out all of said terms, covenants and conditions of Tenant's part to be performed. In the event of a bonafide sale, subject to this Lease, Landlord shall have the right to transfer the security to the buyer for the benefit of Tenant and Landlord shall be thereupon automatically released by Tenant from all

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LEASE AGREEMENT-Raymond J. & Jean A. Prossen and Bright Technologies,Inc.

liability for the return of such security deposit, and Tenant agrees to look solely to the new Landlord for the return of the said security deposit, and it is agreed that this shall apply to every transfer or assignment made of the security deposit to a new Landlord.

6.    PARKING AND COMMON AREAS

        6.01 Tenant shall be entitled to park in common with other tenants of Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to allocate parking spaces among the tenants in the building.
        "Parking" as used herein means the use by Tenant's employees, its visitors, invitees, and customers for the parking of motor vehicles with the use of and/or visits to the Leased Premises. (There will be no assigned parking unless elected by the Landlord in specific instances). Tenant agrees and covenants to park all trucks, trailers or other commercial vehicles in the parking spaces at the rear of the buildings or where otherwise assigned by the Landlord.

        6.02 No vehicle may be repaired or serviced in the parking area. This includes any motorized vehicle, equipment or machinery and steam cleaning, lubrication, sand blasting, painting or other such maintenance is specifically prohibited in the parking areas, roadways or service area. Any vehicle abandoned or disabled or in a state of non-operation or disrepair is prohibited from the property and will be considered as trespassing on same. Tenant hereby agrees to enforce said restrictions against Tenant's own vehicles and equipment and vehicles and equipment known to be owned by its employees, invitees and agents. Should the Landlord in its sole discretion determine that a violation of this provision has occurred, the offending vehicle, equipment, trailer or machinery shall be deemed abandoned and may be removed by Landlord from the property at the sole cost of Tenant. Should the Landlord be required to pay any towing, removal or storage charges, such charges shall be for the account of Tenant and Tenant shall, upon demand, pay said charges to Landlord within three (3) days of demand. Landlord shall not be responsible for theft, collision, vandalism, fire, acts of God or any other cause of casualty to vehicles, equipment, trailers or machinery parked or stored on the Property. In addition, Landlord shall not be responsible for the loss or damage caused to the illegally parked or stored items while under tow or while in storage.

7.   DELAY IN DELIVERY OF POSSESSION

        7.01 If Landlord, for any reason or cause beyond its reasonable control, cannot deliver possession of the Leased Premises to Tenant at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when Landlord can deliver possession. The term of this Lease shall be extended by such delay. Tenant and Landlord shall execute a Lease modification agreement to alter the effective date of the Lease.

        7.02 Landlord will permit Tenant access to the premises for installing equipment and furnishings in the Premises prior to the term when it can be done without material interference with remaining work in compliance with Landlord's builders risk insurance policy and provided Tenant cooperates with Landlord and its contractors.

8.   USE OF PREMISES

        8.01 The Leased Premises may be used and occupied only for Office/Warehouse and for no other purposes, without Landlord's prior written consent. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that will in any way increase the fire and extended coverage insurance upon the building. Tenant will not perform any act or carry on any practices that may injure the Building or be a nuisance or menace to tenants of adjoining premises. Tenants shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. The rear access areas of the Tenant's suite must remain clean and unobstructed.

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LEASE AGREEMENT - Raymond J. & Jean A. Prossen and Bright Technologies, Inc.


9.   UTILITIES

         9.01 Tenant shall pay directly to the supplier, all charges for all utilities, including but not limited to electric services. The cost for said electric service shall be separately metered to the Leased Premises at Tenant's expense and in Tenant's own name. Landlord shall not be liable for Tenant for any compensation, damages, or be required to reduce Tenant's rent by reason of any loss or damages caused to Tenant arising from power failures or service failures of other utilities.

         If Tenant uses the water for other than restroom or drinking purposes, the water charge may, at the option of Landlord, be increased accordingly at any time during the term of the Lease. Such a surcharge, if any, shall be paid to Landlord by Tenant as additional rent.

         Should Tenant's trash volume or frequency be of such size as to create additional cost for pickup, additional container size, more frequency of pickup or special handling, Landlord, at its option, may impose a trash charge on the Tenant.

         Should Landlord charge Tenant for additional water, sewer or trash service, Tenant shall remit the amounts so charged to Landlord within ten
(10) days after receipt of an invoice.

         9.02 Tenant shall pay for all telephone, or for such other services provided in or upon the Lease Premises as Tenant shall elect to contract for.

10.  ACCEPTANCE OF PREMISES

         10.01 By execution hereunder and occupancy, should the Leased Premises be already complete and improved, Tenant acknowledges that it has examined the Leased Premises and accepted them "as is" and as being in the condition and improved as called for by this Lease.

11.  ALTERATIONS, MECHANICS' LIENS

         11.01 Alterations may not be made to the Leased Premises without the prior written consent of Landlord and any alterations of the Leased Premises excepting movable furniture, equipment and trade fixtures shall, at Landlord's option, become part of the realty and belong to Landlord. This provision also applies to all draperies, special wall coverings or floor coverings as well as additional electrical fixtures or circuits.

         11.02 Should Tenant desire to alter the Leased Premises and Landlord approves and consents in writing to such alterations, at Landlord's option, Tenant shall permit Landlord to make said alterations and amortize the total cost of same as additional rental for the balance of the Lease term or any extension thereof if applicable and mutually agreeable. Should Landlord elect to not provide said alterations, Tenant shall only contract for the alterations with a contractor approved by Landlord and all said alterations shall be subject to Landlord's approval and written consent relative to design, location, materials and workmanship.

         11.03 Notwithstanding anything in paragraph 11.02 above, Tenant may, upon written consent of Landlord, install trade fixtures (except trade fixtures or other trade equipment which would effectively convert service area as shown in Exhibit "A" attached hereto to additional office area), machinery or other trade equipment in conformance with the ordinances of the applicable city and county, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear excepted. Tenant shall keep the Leased Premises, the Building, and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work, provided for above, shall be done at such times and in such manner as Landlord may from time to time designate.

         All fixtures, improvements, alterations and additions which may be made or installed by either Landlord or Tenant in or about the Leased Premises which are in any manner attached to the floors, walls or ceilings, except trade fixtures, shall belong to and be the property of Landlord and shall remain on the Leased Premises during the term of this Lease and at the expiration or termination hereof, except for such property, if any which the Landlord may designate in writing that Tenant either shall or may remove. Tenant agrees to repair all damage to the Leased

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LEASE AGREEMENT - Raymond J. & Jean A. Prossen and Bright Technologies, Inc.


Premises caused by any such removal (including removal of trade fixtures) and to restore the Leased Premises to the condition in which they were prior to the removal of said articles. Any such property so designated by Landlord to be removed, which shall be left in or upon the Leased Premises, shall be deemed to have been abandoned by tenant and may be retained or disposed of by Landlord at Tenant's expense, as Landlord shall desire.

12.  WASTE AND QUIET CONDUCT

         12.01 Tenant shall not commit or suffer any waste upon the Leased Premises, or cause any nuisance, or perform any act to do anything which may disturb the quiet enjoyment of any other Tenant in the building.

         12.02 Tenants, their employees and agents, shall maintain order in the building and shall not make or permit any improper noise in the building or interfere in any way with other tenants or those having business with them. No room shall be occupied or used as a sleeping or living quarters at any time.

         Tenant shall not (without the Landlord's written consent) put up or operate any electric heating device, steam engine, boiler or machinery upon the premises, or carry on any mechanical business thereon, or use or allow to be used upon the Leased Premises oil, burning fluids, gasoline, or kerosene for heating, warming, or lighting. No article deemed hazardous on account of fire and no explosives shall be brought into said premises. No offensive gases or liquids will be permitted. Tenant shall keep the premises equipped with all safety appliances required by law or ordinance or any other regulation of public authority and shall comply with all reasonable rules and regulations hereafter made by Landlord of which Tenant has been given notice.

13.  FIRE INSURANCE HAZARDS

         13.01 No use shall be made or permitted to be made of the Leased Premises, no acts done, which will increase the existing premium rate upon insurance on the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements, pertaining to the Leased Premises, or any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, Building and appurtenances. Tenant agrees to pay to Landlord as additional rent, any increase in premiums other than for standard coverages for insurance policies caused by Tenant's use of Leased Premises.

14.  TAXES

         14.01 Tenant shall pay taxes or assessments of any nature imposed or assessed upon its trade fixtures, equipment, machinery, inventory, merchandise or other personal property located on the Premises and owned by or in the custody of Tenant as promptly as all such taxes or assessments may become due and payable without any delinquency. Landlord shall pay all ad valorem property taxes which are now or hereafter assessed upon the Building and Premises, except as otherwise expressly provided in this lease.

15.  LIABILITY INSURANCE

         15.01 Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than One Million Dollars ($1,000,000) in respect to injuries to or death of more than one person in any one occurrence, and in the amount of not less than Five Hundred Thousand Dollars ($500,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonable indicated in circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy within 30 days after the occupancy date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured. The policy shall further provide that it shall not be canceled or altered without thirty (30) days prior written notice to Landlord.


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LEASE AGREEMENT - Raymond J. & Jean A. Prossen and Bright Technologies, Inc.


16. INDEMNIFICATION BY TENANT

       16.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of Leased Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expense and liabilities incurred in or about such a claim, and in case any action or proceeding be brought against the Landlord in reason of any such claim, Tenant, upon notice from Landlord in writing, shall defend the same at Tenant's expense by utilization of attorneys reasonable satisfactory to Landlord. The obligations of Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

17. REPAIRS

       17.01 Tenant is responsible, at its expense, to keep and maintain the interior of the Leased Premises in a clean and sanitary condition. Repair and maintenance to the Premises including replacement of bulbs, lamps and ballasts, shall be by Tenant at Tenant's expense. Landlord will maintain the exterior of the building within which the Premises are located, including walls, the roof, and all common areas.

       17.02 Tenant shall not injure, overload or deface the building. No connection shall be made to electric wires or electric fixtures without consent of the Landlord. The water closets and all other water apparatus shall be used soley for the purposes intended, and no sweepings, rubbish, sanitary napkin, or other obstructing substances shall be thrown therein. The cost of repair resulting from a violation of this subparagraph, shall be at the expense of the Tenant.

       17.03 Not more than two keys for each unit will be furnished without charge; the charge for additional keys shall be Five Dollars ($5.00) each. No additional locks or latches shall be put upon any door without written consent of Landlord. Tenant, at termination of the Lease of the Premises, shall return to Landlord all keys to doors in the Building.

       17.04 Tenant shall be responsible for preventive and routine maintenance (except that covered under any warranty) of the heating, ventilating, and air conditioning system. Maintenance made under this paragraph shall be made at Tenant's expense. Said mechanical units require periodic filter change and routine service and adjustments at least two to three times annually.

18. AUCTIONS, SIGNS, ADVERTISING

       18.01 Tenant shall not conduct or permit to be conducted any sale by auction on the Leased Premises. Landlord shall have the right to control landscaping and approve the placing of signs and the size and quality of the same. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not conforming with this Lease may be immediately removed by Landlord. Tenant shall order the exterior building sign identifying its occupancy on a timely basis from the approved sign firm as authorized by Landlord and cause it to be installed no later than 30 days after occupancy of the Leased Premises.

       18.02 In order to provide architectural control of the Building, Tenant may install only such exterior signs, marquees, billboards, outside lighting fixtures and/or other decorations on the Premises as shall have the prior written approval of Landlord. The care and maintenance of all such approved signs shall be the sole responsibility of Tenant. Landlord shall have the right to remove any such sign or other decoration and shall fully restore the Premises at the cost and expense of Tenant if any such exterior work is done without Landlord's prior written approval. Tenant shall not permit, allow, or cause to be used in, on or about the Premises any sound production devices, mechanical or moving display devices, brights lights or other advertising media, the effect of which would be visible or audible from the exterior of the Premises.


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LEASE AGREEMENT - Raymond J. & Jean A. Prossen and Bright Technologies, Inc.


19. ENTRY BY LANDLORD

       19.01 Tenant shall permit Landlord and Landlord's agent to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the Building, or for the purpose of making repairs, alterations, or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required, or repairs or for the purpose of showing the premises to prospective tenants during the last 6 months of this Lease without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises, excluding Tenants vaults and safes.

20. ABANDONMENT

       20.01 Tenant shall not vacate nor abandon the Leased Premises at any time during the term of this Lease, nor permit the Leased Premises to remain unoccupied for a period longer than thirty (30) consecutive days during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Leased Premises; or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned, and available to Landlord to use or sell to offset rental amount due and payable. Should the premises be vacated or abandoned, Landlord shall have the right to enter the Leased Premises at any time.

21. DESTRUCTION

       21.01 In the event of (A) a partial destruction of the Leased Premises or the Building during the Lease term which requires repairs to either the Leased Premises or the Building or (B) the Leased Premises or the Building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation which declaration requires repairs to either the Leased Premises or the Building, Landlord shall forthwith make repairs, provided repairs can be made within one-hundred and twenty (120) days under the laws and regulations of authorized public authorities, but partial destruction (including any destruction necessary in order to make repairs required by any declaration) shall in no way annul or void this Lease, except that Tenant shall be entitled to proportionate reduction of rent while such repairs are being made. The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Lease Premises. If repairs cannot be made within one hundred twenty (120) days, Landlord may, at its option, make such repairs within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately abated, as is this paragraph provided. In the event that Landlord does not so elect to make repairs which cannot be made within one hundred twenty (120) days, or repairs cannot be made under current laws and regulations, this Lease may be terminated at the option of either party. A total destruction (including any destruction required by any authorized public authority) of either the Leased Premises or the building shall terminate this Lease. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision theron shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Premises are located on the same terms as in this Lease contained.

       Notwithstanding anything to the contrary herein provided, in the event a mortgagee requires the insurance proceeds be applied to such indebtedness, the Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant, whereupon, all rights and obligations hereunder shall cease and terminate.



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LEASE AGREEMENT-Raymond J. & Jean A. Prossen and Bright Technologies, Inc.

22.  ASSIGNMENT AND SUBLETTING

        22.01 Without Landlord's consent, Tenant shall not assign, mortgage, or hypothecate this Lease, or any interest in this Lease, or permit the use of the Leased premises by any person or persons other than Tenant, or sublet the Leased Premises, or any part of the Leased Premises. Any transfer of this Lease from Tenant by merger, consolidation or liquidation shall constitute an assignment for purposes of this Lease. Any attempted assignment or subletting without Landlord's consent shall void and shall at the option of the Landlord terminate this Lease. Consent by Landlord to any assignment or subletting shall not release Tenant from its primary liability under the Lease, and Landlord's consent to one assignment, subletting or occupation or use by other parties shall not be deemed a consent to other subleases or assignments or occupation or use by other parties.

23.  TRANSFER OF LANDLORD INTEREST

     23.01 If Landlord shall sell, assign or transfer all or any part of its interest in the Premises or in this Lease to successor in interest which expressly assumes the obligations of Landlord hereunder, then Landlord shall thereupon be released and discharged from all covenants and obligations hereunder, and Tenant shall look solely to such successor in interest for performance of all of Landlord's obligations. Tenant's obligations under this Lease shall in no manner be affected by Landlord's assignment hereunder, and Tenant shall thereafter attorn and look solely to such successor in interest as the Landlord hereunder.

24.  INSOLVENCY OF TENANT

        24.01 Either (A) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or (B) a general assignment by Tenant for the benefit of creditors, or (C) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointment, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided herein.

25.  EVENTS OF DEFAULT

        25.01 Should Tenant fail to comply with any terms provision or convenant of this Lease (other than the following in paragraph 26.01 and 26.02), and shall not cure such failure within twenty (20) days, after written notice (notice by registered mail deemed to be constructive notice) thereof to Tenant, said event shall be deemed to be events of default by Tenant under this Lease.

        25.02 The filing of a petition by or against Tenant for adjudication as a bankrupt under the Bankruptcy Code as now or hereafter amended or supplemented or for reorganization within the meaning of the Bankruptcy Code, or the filing of any petition by or against the Tenant under any future bankruptcy act for the same or similar relief; the dissolution or the commencement of any action or proceeding of dissolution or liquidation of the Tenant, whether instituted by or against the Tenant, or for the appointment of a receiver or trustee of the property of the Tenant; the taking possession of the property of the Tenant by any governmental office or agency pursuant to statutory authority for the dissolution or liquidation of the Tenant; the making by the Tenant of an assignment for the benefit of creditors. A default in the payment of the rent reserved in the Lease or any part thereof, for a period of five (5) days shall be an event of default.

26.  LANDLORD'S RIGHTS AFTER DEFAULT

        26.01 In the event of a default by Tenant, Landlord, in addition to any other rights or remedies that it may have by virtue of law, shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making such alterations and repairs. Rentals

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LEASE AGREEMENT - Raymond J. & Jean A. Prossen and Bright Technologies, Inc.

received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; second, to the payment of the cost of any alterations and repairs to the Leased Premises necessary to return the Leased Premises to good condition, normal wear and tear excepted, for uses permitted by this Lease and the cost of storing any Tenant's property left on the Leased Premises at the time of reletting; third, to the payment of rent due and unpaid hereunder and the residence, if any, at the end of the term of this Lease shall be paid to Tenant. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord on a monthly basis.

     26.02 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach provided it has not been cured. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises and including (1) all amounts that would have fallen due as rent between the time of termination of this Lease and the time of the judgment, or other award, less the avails of all relettings and attornments, plus interest on the balance at the rate of eighteen percent (18%) per year;
(1) Landlord may, at its option, declare the entire amount of the rent which would be due and payable during the remainder of the term of this Lease to be due and payable immediately, in which event, Tenant agrees to pay the same upon demand, together with all rents theretofore due to Landlord provided, however, that such payments shall not constitute a penalty or forfeiture or liquidated damages unless elected as same by Landlord. Upon making such payment, Tenant shall receive rentals from other tenants on account of their leasing said Premises during the remaining term of this Lease; provided, however, that the monies to which the Tenant shall become so entitled shall in no event exceed the entire amount payable by Tenant to Landlord as set forth above.

27.  SURRENDER OF LEASE NOT MERGER

        27.01 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases, and/or sub tenancies, or may, at the option of Landlord, operate as an assignment to it of any or all of such subleases or sub tenancies.

28.  ATTORNEY'S FEES/COLLECTION CHARGES

        28.01 In the event of any legal action or proceeding between the parties hereto, reasonable attorney's fees and expenses of the prevailing party in any such action or proceeding may be added to the judgment therein. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy, hereunder, Tenant shall pay to Landlord its cost and expenses incurred in such suit, including a reasonable attorney's fee.

29.  CONDEMNATION

        29.01 If any part of the Leased Premises shall be taken or condemned for public or quasi-public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemner, and the rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the term only such portion of such rent as the number of square feet in the part remaining after condemnation bears to the number of square feet in the entire Leased Premises at the date of condemnation; but in such event Landlord shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemner. If all the Leased Premises, or such part thereof be taken or condemned so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate.


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LEASE AGREEMENT - Raymond J. & Jean A. Prossen and Bright Technologies, Inc.
                                                                          Page 9


30.  NOTICE

         30.01 All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if sent by certified mail, return receipt requested, postage prepaid, and addressed as follows:

               Raymond J. Prossen            Don Nelson, C.E.O.
               6604 Harney Rd., Suite K      Bright Technologies, Inc.
               Tampa, FL 33610               1856 Corporate Drive, Suite #150
                                             Norcross, GA 30093

31.  WAIVER

         31.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

32.  EFFECT OF HOLDING OVER

         32.01 If Tenant should remain in possession of the Leased Premises after the expiration of the Lease term and without executing a new Lease, then such holding over shall be construed as a tenancy from month-to-month, subject to all the conditions provisions, and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

33.  SUBORDINATION

         33.01 This Lease shall be subordinate to any ground lease, mortgage, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. This subordination, attornment and non-disturbance provision is to be effective and self-operative without the execution of any further instrument on the part of the parties hereto, immediately upon the mortgagee or other successor to Landlord's estate succeeding to the interest of the Landlord in the Lease Premises.

34.  ESTOPPEL CERTIFICATES

         34.01 Within 10 days after a request by Landlord, Tenant shall deliver a written estoppel certificate, in form supplied by or acceptable to Landlord certifying any facts that are then true with respect to the Lease, including without limitation that this Lease is in full force and effect, that no default exists on the part of Landlord or Tenant, that Tenant is in possession, that Tenant has commenced the payment of rent, and that there are no defenses or offsets claimed by Tenant with respect to payment of rental under this Lease. Likewise, within 10 days after a request by Tenant, Landlord shall deliver to Tenant a similar estoppel certificate covering such matters as are reasonable requested by Tenant.

35.  MISCELLANEOUS PROVISIONS

         35.01 Whenever the singular number is used in this Lease and when required by the contest, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and word "person" shall include corporation, firm or association. If there be

LEASE AGREEMENT - Raymond J. & Jean A. Prossen and Bright Technologies, Inc.
                                                                         Page 10

more than one Tenant, the obligations imposed upon the Tenant under this Lease shall be joint and several.

         35.02 The headings or titles to paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

         35.03 This instrument contains all of the agreements and conditions made between the parties of this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

         35.04 Time is of the essence of each term and provision of this Lease.

         35.05 Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

         35.06 Subject to Paragraph 22, the terms and provisions of this Lease shall be binding upon and inure to the benefits of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

         35.07 This Agreement, its application, enforcement and jurisdiction shall be construed under the laws applicable in the State of Florida, including any Tenant whose principal place of business is outside of the U.S.A.

36.  DEPOSIT AGREEMENT

         36.01 Landlord and Tenant hereby agree that Landlord shall be entitled to immediately endorse and cash Tenant's good faith rent and security deposit check(s) accompanying this Lease.

         It is further agreed and understood that such action shall not guarantee acceptance this Lease by Landlord but in the event Landlord does not accept this Lease the deposit shall be refunded in full to Tenant. This Lease shall be effective only after Landlord has fully executed this Lease Agreement.

37.  MORTGAGE PROTECTION

         37.01 In the event of any default on the part of the Landlord, Tenant shall give notice by registered or certified mail to any Mortgagee holding a mortgage upon the Premises whose address has been furnished to Tenant, and Tenant shall offer such Mortgagee a reasonable opportunity to cure the default, including sufficient time for the Mortgagee to obtain possession of the Premises by judicial foreclosure, if such should prove necessary to effect a cure.

         37.02 Landlord and Tenant mutually agree that should any Mortgagee of the Premises require any change in this Lease which change shall not materially affect the rights or obligations of Landlord or Tenant under this Lease, they will corporate with each other in good faith to make the language of this Lease acceptable to such Mortgagee. Tenant shall execute any subordination, non-disturbance and attornment agreements as may be reasonable required by any such Mortgagee.

38.  AUTHORIZED LEASE EXECUTION

         38.01 Each individual executing this Lease as a director, officer or agent of a corporation and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation in accordance with the represents duly adopted resolution of the Board of Directors of said corporation in accordance with its terms.

         Each individual executing this Lease on behalf of a partnership warrants that he is a General Partner therein and is duly authorized to execute and deliver this Lease on behalf of said partnership.

         38.02 Landlord reserves the right to make and enforce such other reasonable rules and regulations as, in its judgment, may be deemed necessary or advisable from time to time to

                                                             Page 11
LEASE AGREEMENT-Raymond J. & Jean A. Prossen and Bright Technologies, Inc.

promote safety, care and cleanliness of the premises and for the preservation of good order thereon.

39.  ADDITIONAL CONSTRUCTION

        39.01 Landlord hereby reserves the right at any time from time to time to make alterations or additions to, and to build additional stores on, the building of which the Leased Premises are part, and to build adjoining the same. Landlord also reserves the right to construct other buildings or to add to other buildings or to change the configuration and location of landscaping, parking or other improvements and to permit others to do so.

40.  TOXIC OR HAZARDOUS SUBSTANCES

        40.01 Tenant represents, warrants and covenants that Tenant will not bring onto or use Hazardous Materials (as defined below) on, from or affecting the Premises in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials.

        40.02 Tenant shall keep the Premises, or cause the Premises to be kept, free of Hazardous Materials.

        40.03 Without limitation to the foregoing, Tenant shall neither cause nor permit:

               a. the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws or regulations; or

               b. a release of Hazardous Materials onto the Premises or any other property as a result of any intentional or unintentional act or omission on the part of Tenant.

        40.04 Tenant shall comply with all applicable federal, state and local laws, ordinances, rules and regulations related to Hazardous Materials, whenever and by whomever enacted or made effective. Tenant shall obtain and comply with all approvals, registrations or permits required under such laws, ordinances, rules and regulations.

        40.05 Tenant shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions on, from or affecting the Premises in accordance with a. all applicable federal, state and local laws, ordinances, rules, regulations and policies; and b. the orders and directives of all federal, state and local government authorities.

        40.06 Tenant shall defend, indemnify and hold harmless Landlord, and Landlord's employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of any kind or nature, known or unknown, contingent or otherwise (including without limitation, accountants' and attorneys' fees at both the trial and appellate levels, consultant fees, investigation and laboratory fees, court costs and litigation expenses), arising out of, or in any way related to:

               a. the presence, disposal, release or threatened release of any Hazardous Materials which are on, from or affecting the soil, surface waters, subsurface ground waters, water vegetation, buildings, personal property, persons, animals or otherwise;

               b. any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Hazardous Materials;

               c. any lawsuit brought, threatened or settled or governmental order related to such Hazardous Materials; and/or;

                                                               Page 12
LEASE AGREEMENT-Raymond J. & Jean A. Prossen and Bright Technologies, Inc.

               d. any violation of laws, orders, regulations, requirements or demands of governmental authorities or of any policies or requirements of Lender which are based upon or in any way related to such Hazardous Materials.

        40.07 In the event that the Lease is terminated or otherwise expires according to its terms, Tenant shall deliver the Premises to Landlord free of any and all Hazardous Materials so that the condition of the Premises shall conform with all applicable federal, state and local laws, ordinances, rules and regulations affecting the Property.

        40.08 The term "Hazardous Materials" includes, without limitation, asbestos, urea, formaldehyde, the group of organic compounds known as polychlorinated biphenyl, or any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined: (e) in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.); (f) the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.); (g) the Resource Conversation and Recovery Act of 1978, as amended (42 U.S.C. Section 6901 et seq.); (h) the regulations adopted and publications promulgated pursuant to the foregoing; and (i) any other federal, state or local environmental law, ordinance, rule or regulation.

        40.09 The provisions of this paragraph shall be in addition to any and all other obligations and liabilities Tenant may have to Landlord at common law and shall survive the termination of the Lease.

        40.10 For purposes of this Section 43, "Tenant" shall include, without limitation, any and all subtenants, assignees, licensees, invitees and guests of Tenant.

        40.11 Failure to comply with the provisions of this Section 40 shall constitute a Default under the Lease.

41.  SPECIAL PROVISIONS

        41.01 An annual rental increase of two and one-half percent (2.5%) will be assessed starting on the first day of the anniversary date of the second full year term of this Lease and every year thereafter until the last day of this lease term.

        41.02 Before the beginning of each lease year during the Term, beginning on the first anniversary of the Commencement Date and on each succeeding annual anniversary of the Commencement Date thereafter during the Term, Landlord shall furnish Tenant with Landlord's estimate of the Real Estate Taxes for the following lease year. By the first day of each month during such lease year, Tenant shall pay 1/12th of its Proportionate Share of the estimated increases, if any, in Real Estate Taxes for such lease year.

        41.03 Any other present or future taxes or governmental charges that are imposed upon Landlord, or assessed against the Building or the land upon which the Building is situated; including, but not limited to, any tax levied on or measured by the rents payable by tenants of the Building which is in the nature of, or in substitution for, real estate taxes. Any inheritance, estate, gift, franchise, corporation, income, or net profits tax which may be assessed against Landlord and/or the Building shall be excluded.

        41.04 In the event any installment of Rent due hereunder is not paid within five (5) calendar days after it is due, then Tenant shall also pay to Landlord as Additional Rent a late payment fee equal to five percent (5%) of such delinquent Rent for each and every month or part thereof that such Rent remains unpaid.

                                                            Page 13
LEASE AGREEMENT-Raymond J. & Jean A. Prossen and Bright Technologies, Inc.

IN WITNESS WHEREOF, the parties hereto have affixed their hand and seals, or when appropriate have caused this instrument to be executed by duly authorized officers with the appropriate seal of the organization, the day and year first above written.

As to Landlord, signed, sealed and delivered:

/s/ Raymond J. Prossen                          Aug. 30, 1996
---------------------------------------     ------------------------------
Raymond J. Prossen                          Date


The foregoing instrument was acknowledged before me this 30th day of August, 1996, by Raymond J. Prossen who are personally known to me.


/s/ Kim Solosky                   [SEAL]     Kim Solosky
----------------------------                 My Commission #CC427000 Expires
Kim Solosky, Notary Public                   December 18, 1998
State of Florida                             [Illegible]
My Commission Expires:


As to Tenant, Don Nelson of Bright Technologies, Inc., signed, sealed and delivered:

/s/ Don Nelson                                  Aug. 30, 1996
----------------------------                ------------------------------
Don Nelson, C.E.O.                          Date
Bright Technologies, Inc.

The foregoing instrument was acknowledged before me this 30th day of August 1996, by Don Nelson who is personally known to me or who produced

_____________________________ as identification.


/s/ Kim Solosky                       [SEAL]              Kim Solosky
----------------------------                 My Commission [Illegible] Expires
Notary Public                                      December [Illegible]
State of Florida                                     [Illegible]

My Commission Expires: